NEWS RELEASE

CONTACT:
CONMED Corporation
Todd Garner
Chief Financial Officer
315-624-3317
ToddGarner@conmed.com

CONMED Corporation Announces Fourth Quarter and Full-Year 2020 Financial Results

Largo, Florida, January 27, 2021 --- CONMED Corporation (NYSE: CNMD) today announced financial results for the fourth quarter ended December 31, 2020.

Fourth Quarter 2020 Highlights

•	Sales of $252.8 million decreased 4.5% year over year as reported and 5.2% in constant currency.
•	Domestic revenue decreased 0.7% year over year.
•	International revenue decreased 9.1% as reported year over year and 10.5% in constant currency.
•	Diluted net earnings per share (GAAP) were $0.81, compared to diluted net earnings per share of $0.49 in the fourth quarter of 2019.
•	Adjusted diluted net earnings per share(1) were $0.84 versus adjusted diluted net earnings per share of $0.90 in the fourth quarter of 2019.

Full-Year 2020 Highlights

•	Sales of $862.5 million decreased 9.7% year over year as reported and 9.3% in constant currency.
•	Domestic revenue decreased 6.7% year over year.
•	International revenue decreased 13.2% year over year as reported and 12.4% in constant currency.
•	Diluted net earnings per share (GAAP) were $0.32, compared to diluted net earnings per share of $0.97 in 2019.
•	Adjusted diluted net earnings per share(1) were $2.18 versus adjusted diluted net earnings per share of $2.64 in 2019.

“I am very pleased with the agility and resilience that our team showed as it responded to a challenging fourth quarter operating environment, which reflected the ongoing impacts from COVID-19 on our customers’ surgical procedure volumes.” commented Curt R. Hartman, CONMED’s Chair of the Board, President, and Chief Executive Officer. “While challenges remain as we enter 2021, we expect to see improvement in procedure volumes as vaccines become more readily available. I remain confident that CONMED enters 2021 better positioned than ever to achieve long-term success as we continue to deliver innovative products to our customers.”

2021 Outlook

The Company expects full-year 2021 revenue between $975 million and $1.02 billion. Based on recent exchange rates, foreign exchange is expected to be immaterial to 2021 financial results.

The Company also forecasts full-year 2021 adjusted diluted net earnings per share in the range of $2.85 to $3.05.

Supplemental Financial Disclosures

(1) A reconciliation of reported diluted net earnings per share to adjusted diluted net earnings per share, a non-GAAP financial measure, appears below.

Conference Call

The Company’s management will host a conference call today at 4:30 p.m. ET to discuss its fourth quarter 2020 results.

To participate in the conference call, dial 1-844-889-7792 (domestic) or +1-661-378-9936 (international) and refer to the passcode 4987274.

This conference call will also be webcast and can be accessed from the “Investors” section of CONMED's website at www.conmed.com. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

A recording of the call will also be available from 7:30 p.m. ET on Wednesday, January 27, 2021, until 7:30 p.m. ET on Wednesday, February 3, 2021. To hear this recording, dial 1-855-859-2056 (domestic) or +1-404-537-3406 (international) and enter the passcode 4987274.

Consolidated Condensed Statements of Income

(in thousands, except per share amounts, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019
Net sales	$252,828	$264,865	$862,459	$955,097
Cost of sales	117,314	122,890	402,159	430,382
Gross profit	135,514	141,975	460,300	524,715
% of sales	53.6%	53.6%	53.4%	54.9%
Selling & administrative expense	99,097	102,002	373,817	400,141
Research & development expense	11,716	12,094	40,473	45,460
Income from operations	24,701	27,879	46,010	79,114
% of sales	9.8%	10.5%	5.3%	8.3%
Interest expense	11,114	10,319	44,052	42,701
Other expense	89	321	355	5,188
Income before income taxes	13,498	17,239	1,603	31,225
Provision (benefit) for income taxes	(10,642)	2,306	(7,914)	2,605
Net income	$24,140	$14,933	$9,517	$28,620

Basic EPS	$0.84	$0.53	$0.33	$1.01
Diluted EPS	0.81	0.49	0.32	0.97

Basic shares	28,745	28,403	28,581	28,325
Diluted shares	29,941	30,504	29,464	29,495

Sales Summary

(in millions, unaudited)

	Three Months Ended December 31,
			% Change
						Domestic	International
	2020	2019	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$112.7	$123.8	-8.9%	-0.7%	-9.6%	-12.3%	-6.8%	-1.1%	-7.9%
General Surgery	140.1	141.1	-0.7%	-0.6%	-1.3%	5.3%	-12.8%	-1.9%	-14.7%
	$252.8	$264.9	-4.5%	-0.7%	-5.2%	-0.7%	-9.1%	-1.4%	-10.5%

Single-use Products	$205.9	$209.3	-1.6%	-0.6%	-2.2%	4.0%	-8.8%	-1.3%	-10.1%
Capital Products	46.9	55.6	-15.5%	-0.9%	-16.4%	-21.6%	-10.0%	-1.7%	-11.7%
	$252.8	$264.9	-4.5%	-0.7%	-5.2%	-0.7%	-9.1%	-1.4%	-10.5%

Domestic	$141.6	$142.5	-0.7%	0.0%	-0.7%
International	111.2	122.4	-9.1%	-1.4%	-10.5%
	$252.8	$264.9	-4.5%	-0.7%	-5.2%

	Year Ended December 31,
			% Change
						Domestic	International
	2020	2019	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$374.7	$463.3	-19.1%	0.7%	-18.4%	-22.1%	-17.2%	1.2%	-16.0%
General Surgery	487.8	491.8	-0.8%	0.1%	-0.7%	1.5%	-5.9%	0.3%	-5.6%
	$862.5	$955.1	-9.7%	0.4%	-9.3%	-6.7%	-13.2%	0.8%	-12.4%

Single-use Products	$703.0	$756.3	-7.0%	0.4%	-6.6%	-2.9%	-12.3%	1.0%	-11.3%
Capital Products	159.5	198.8	-19.8%	0.2%	-19.6%	-23.6%	-16.3%	0.5%	-15.8%
	$862.5	$955.1	-9.7%	0.4%	-9.3%	-6.7%	-13.2%	0.8%	-12.4%

Domestic	$482.1	$516.7	-6.7%	0.0%	-6.7%
International	380.4	438.4	-13.2%	0.8%	-12.4%
	$862.5	$955.1	-9.7%	0.4%	-9.3%

Reconciliation of Reported Net Income to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Three Months Ended December 31, 2020
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense/ (Benefit)	Effective Tax Rate	Net Income	Diluted EPS
As reported	$135,514	$99,097	$24,701	$11,114	$89	$(10,642)	-78.8%	$24,140	$0.81
% of sales	53.6%	39.2%	9.8%
Restructuring and related costs (1)	—	(1,649)	1,649	—	—	1,548		101	0.00
Acquisition and integration costs (2)	567	—	567	—	—	532		35	0.00
	$136,081	$97,448	$26,917	$11,114	$89	$(8,562)		$24,276	$0.81
Adjusted gross profit %	53.8%
Amortization(4)	$1,500	(6,998)	8,498	(3,479)	—	11,242		735	0.03
Adjusted net income		$90,450	$35,415	$7,635	$89	$2,680	9.7%	$25,011	$0.84
% of sales		35.8%	14.0%
Diluted shares, as reported									29,941
In-the-money portion of convertible notes(5)									(236)
Diluted shares, as adjusted									29,705

	Three Months Ended December 31, 2019
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$141,975	$102,002	$27,879	$10,319	$321	$2,306	13.4%	$14,933	$0.49
% of sales	53.6%	38.5%	10.5%
Acquisition and integration costs (2)	—	(1,870)	1,870	—	—	137		1,733	0.06
Manufacturing consolidation costs (3)	1,430	—	1,430	—	—	105		1,325	0.05
	$143,405	$100,132	$31,179	$10,319	$321	$2,548		$17,991	$0.60
Adjusted gross profit %	54.1%
Amortization(4)	$1,500	(6,639)	8,139	(3,183)	—	2,535		8,787	0.30
Adjusted net income		$93,493	$39,318	$7,136	$321	$5,083	15.9%	$26,778	$0.90
% of sales		35.3%	14.8%

Diluted shares, as reported									30,504
In-the-money portion of convertible notes(5)									(643)
Diluted shares, as adjusted									29,861

(1) In 2020, the Company incurred restructuring costs related to restructuring of our sales force.

(2) In 2020, the Company incurred inventory adjustments associated with a prior acquisition.  In 2019, the Company incurred inventory adjustments, consulting fees, legal fees, severance and integration related costs associated with the acquisition of Buffalo Filter, LLC.

(3) In 2019, the Company incurred costs related to the consolidation of certain manufacturing operations.  These costs related to winding down operations at certain locations and moving production lines to other facilities.

(4) Includes amortization of intangible assets, deferred financing fees and debt discount.

(5) In Q4 2020 and 2019, the Company’s average share price exceeded the conversion price of our 2.625% convertible notes due in 2024 (the "Notes").   Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible note hedge transactions.

Reconciliation of Reported Net Income to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Year Ended December 31, 2020
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense/ (Benefit)	Effective Tax Rate	Net Income	Diluted EPS
As reported	$460,300	$373,817	$46,010	$44,052	$355	$(7,914)	-493.9%	$9,517	$0.32
% of sales	53.4%	43.3%	5.3%
Plant underutilization costs (1)	6,586	—	6,586	—	—	739		5,847	0.20
Product rationalization costs (2)	2,169	(2,095)	4,264	—	—	460		3,804	0.13
Restructuring and related costs (3)	1,087	(4,782)	5,869	—	—	1,807		4,062	0.14
Acquisition and integration costs (4)	2,820	(1,192)	4,012	—	—	888		3,124	0.11
Manufacturing consolidation costs (5)	3,993	—	3,993	—	—	485		3,508	0.12
	$476,955	$365,748	$70,734	$44,052	$355	$(3,535)		$29,862	$1.02
Adjusted gross profit %	55.3%
Amortization(6)	$6,000	(27,945)	33,945	(13,414)	—	13,037		34,322	1.16
Adjusted net income		$337,803	$104,679	$30,638	$355	$9,502	12.9%	$64,184	$2.18
% of sales		39.2%	12.1%

	Year Ended December 31, 2019
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Other Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$524,715	$400,141	$79,114	$42,701	$5,188	$2,605	8.3%	$28,620	$0.97
% of sales	54.9%	41.9%	8.3%
Acquisition and integration costs (4)	1,335	(13,066)	14,401	—	—	3,609		10,792	0.37
Manufacturing consolidation costs (5)	2,858	—	2,858	—	—	354		2,504	0.08
Debt refinancing costs (7)	—	—	—	—	(3,904)	1,149		2,755	0.09
	$528,908	$387,075	$96,373	$42,701	$1,284	$7,717		$44,671	$1.51
Adjusted gross profit %	55.4%
Amortization(6)	$6,000	(26,075)	32,075	(11,756)	—	10,590		33,241	1.13
Adjusted net income		$361,000	$128,448	$30,945	$1,284	$18,307	19.0%	$77,912	$2.64
% of sales		37.8%	13.4%

(1) In 2020, the Company incurred a charge related to plant underutilization due to abnormally low production as a result of decreased sales caused by the COVID-19 pandemic.

(2) In 2020, the Company performed an analysis of product lines and determined certain catalog numbers, principally related to capital equipment, would be discontinued and consolidated into existing product offerings resulting in a charge to cost of sales.  The Company also wrote-off related field inventory used for customer demonstration and evaluation of the discontinued products to selling and administrative expense.

(3) In 2020, the Company incurred restructuring costs related to a voluntary separation arrangement with employees as a result of the COVID-19 pandemic and restructuring of our sales force.

(4) In 2020, the Company incurred inventory adjustments associated with a prior acquisition and severance and integration costs mainly related to the Buffalo Filter, LLC acquisition.  In 2019, the Company incurred inventory adjustments, investment banking fees, consulting fees, legal fees, severance and integration related costs associated with the acquisition of Buffalo Filter, LLC.

(5) In 2020 and 2019, the Company incurred costs related to the consolidation of certain manufacturing operations.  These costs related to winding down operations at certain locations and moving production lines to other facilities.

(6) Includes amortization of intangible assets, deferred financing fees and debt discount.

(7) In 2019, in conjunction with the acquisition of Buffalo Filter, LLC, the Company refinanced its existing credit facility and incurred one-time fees associated with an agreement between the Company and JP Morgan Chase Bank, N.A., as well as costs associated with the early extinguishment of debt.

Reconciliation of Reported Net Income to EBITDA & Adjusted EBITDA

(in thousands, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2020	2019	2020	2019

Net income	$24,140	$14,933	$9,517	$28,620
Provision (benefit) for income taxes	(10,642)	2,306	(7,914)	2,605
Interest expense	11,114	10,319	44,052	42,701
Depreciation	4,427	4,463	18,044	18,688
Amortization	13,608	14,798	54,581	53,635
EBITDA	$42,647	$46,819	$118,280	$146,249

Stock based compensation	2,992	2,960	13,111	11,779
Plant underutilization costs	—	—	6,586	—
Product rationalization costs	—	—	4,264	—
Restructuring and related costs	1,649	—	5,869	—
Acquisition and integration costs	567	1,870	4,012	14,401
Manufacturing consolidation costs	—	1,430	3,993	2,858
Debt refinancing costs	—	—	—	3,904
Adjusted EBITDA	$47,855	$53,079	$156,115	$179,191

EBITDA Margin
EBITDA	16.9%	17.7%	13.7%	15.3%
Adjusted EBITDA	18.9%	20.0%	18.1%	18.8%

About CONMED Corporation

CONMED is a medical technology company that provides surgical devices and equipment for minimally invasive procedures. The Company’s products are used by surgeons and physicians in a variety of specialties, including orthopedics, general surgery, gynecology, neurosurgery, thoracic surgery, and gastroenterology. For more information, visit www.conmed.com.

Forward-Looking Statements

This press release and today’s conference call may contain forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. For example, in addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to, the risks posed to the Company’s business, financial condition, and results of operations by the COVID-19 global pandemic and the various government responses to the pandemic, including deferral of surgeries, reductions in hospital and ambulatory surgery center operating volumes, disruption to potential supply chain reliability, as well as the risk factors discussed in the Company's Annual Report on Form 10-K for the full year ended December 31, 2019, and listed under the heading Forward-Looking Statements in the Company’s most recently filed Form 10-Q. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Supplemental Information - Reconciliation of GAAP to Non-GAAP Financial Measures

The Company supplements the reporting of its financial information determined under accounting principles generally accepted in the United States (GAAP) with certain non-GAAP financial measures, including percentage sales growth in constant currency; adjusted gross profit; cost of sales excluding specified items; adjusted selling and administrative expenses; adjusted operating income; adjusted interest expense; adjusted other expense; adjusted income tax expense (benefit); adjusted effective income tax rate; adjusted net income, adjusted diluted shares and adjusted diluted net earnings per share (EPS). The Company believes that these non-GAAP measures provide meaningful information to assist investors and shareholders in understanding its financial results and assessing its prospects for future performance. Management believes percentage sales growth in constant currency and the other adjusted measures described above are important indicators of its operations because they exclude items that may not be indicative of, or are unrelated to, its core operating results and provide a baseline for analyzing trends in the Company’s underlying business. Further, the presentation of EBITDA is a non-GAAP measurement that management considers useful for measuring aspects of the Company’s cash flow. Management uses these non-GAAP financial measures for reviewing the operating results and analyzing potential future business trends in connection with its budget process and bases certain management incentive compensation on these non-GAAP financial measures.

Net sales on a constant currency basis is a non-GAAP measure. The Company analyzes net sales on a constant currency basis to better measure the comparability of results between periods. To measure percentage sales growth in constant currency, the Company removes the impact of changes in foreign currency exchange rates that affect the comparability and trend of net sales. To measure earnings performance on a consistent and comparable basis, the Company excludes certain items that affect the comparability of operating results and the trend of earnings. These adjustments are irregular in timing, may not be indicative of past and future performance and are therefore excluded to allow investors to better understand underlying operating trends.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales growth, gross profit, cost of sales, selling and administrative expenses, operating income, interest expense, other expense, income tax expense (benefit), effective income tax rate, net income, diluted shares and diluted net earnings per share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures above, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.